WHEN RECORDED, RETURN TO:

Zions First National Bank
Commercial Loan Department
P.O. Box 25822 One South Main Street
Salt Lake City, Utah 84125
Attn: Michael R. Brough


                 ASSIGNMENT OF TENANT'S INTEREST IN GROUND LEASE
                                  FOR SECURITY


         This Assignment of Tenant's Interest in Ground Lease for Security (the "Assignment") is made and executed this 31st day of May, 2000 (the "Closing Date"), by Evans & Sutherland Computer Corporation, a Utah corporation ( "Borrower") and Zions First National Bank, a national banking association ("Lender").

                                    RECITALS
                  A. Pursuant to the Promissory Note dated the Closing Date in which Borrower appears as "Borrower" and Lender appears as "Lender" and which is in the original principal amount of Fifteen Million Dollars ($15,000,000) (the "Note"), and pursuant to the Loan Agreement dated the Closing Date wherein Borrower appears as "Borrower" and Lender appears as "Lender" (the "Loan Agreement"), Lender has loaned the proceeds of the Note to Borrower.

         B. Pursuant to the Trust Deed, Assignment of Rents, Security Agreement and Fixture Filing dated the Closing Date (the "Trust Deed"), in which Borrower appears as "Trustor", Lender appears as "Trustee" and "Beneficiary", and which encumbers Borrower's leasehold interest in the real property together with the improvements thereon located in Salt Lake County, State of Utah, and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Property"), Borrower has granted Lender a lien on Borrower's leasehold interest in the Property to secure the Note.

         C. The University of Utah, a body corporate and politic ("Ground Lessor") and Borrower entered into those certain ground lease agreement as more particularly described in Exhibit B attached hereto and incorporated herein by this reference (collectively the "Ground Lease").

         D. Lender desires and Borrower agrees to further secure the Note and the Loan Agreement with an assignment of the Ground Lease.

                                    AGREEMENT

         In exchange for good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, Borrower and Lender agree as follows:

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

                  1. Assignment. Borrower hereby absolutely and unconditionally assigns and transfers unto Lender for security all the right, title, and interest of Borrower in and to the Ground Lease, together with all extensions, renewals, modifications or replacements thereof, as well as all guaranties of Borrower's obligations under any provisions thereof and under any and all extensions and renewals thereof (collectively the "Lease"). This Assignment shall inure to the benefit of Lender, its successors and assigns as security for the payment of the principal and interest provided to be paid in or by the Note, the performance of the agreements of Borrower contained in the Loan Agreement, and the performance of the agreements of Borrower contained in the Loan Documents and any other document evidencing, securing, or relating to the disbursal or administration of the proceeds of the Note (all of which agreements and obligations are collectively referred to as the "Obligation").

         2. Default Remedies of Lender. If Borrower defaults, past any applicable cure or grace period, on the Obligation, or this Assignment or if an Event of Default occurs, Lender shall be authorized at its option to enter and take possession of all or part of the Property, to perform all acts reasonably necessary for the operation and maintenance of the Property, and to perform the obligations of Borrower under the Lease in the same manner and to the same extent that Borrower might reasonably so act. Lender shall further be authorized to replace Borrower as lessee under the Lease upon foreclosure of Borrower's interest therein.

         3. Termination of Assignment. When Borrower pays Lender for the full amount of the Obligation and such payment is evidenced by a recorded satisfaction or release of the Trust Deed, this Assignment shall no longer be in effect and shall be void. Lender shall execute such instruments as may be reasonably required to evidence the termination of this Assignment.

         4. Notice to Ground Lessor of Borrower's Default. Borrower shall irrevocably authorize Ground Lessor, upon demand and notice from Lender of Borrower's default, past any applicable cure or grace period, under the Loan Documents, to accept from Lender performance of Borrower's obligations under the Lease. In such situation, Lender shall not be liable to Ground Lessor for the determination of the actual existence of any default, past any applicable cure or grace period, claimed by Lender. Ground Lessor shall have the right to rely upon any such notices from Lender, without any obligation or right to inquire as to the actual existence of the default, notwithstanding any claim of Borrower to the contrary. Upon the curing of all such defaults caused by Borrower under the Loan Documents, Lender shall give Ground Lessor written notice of such cure.

         5. Assignment of Borrower's Interest in Lease. Lender shall have the right to assign Borrower's right, title, and interest in the Lease to any subsequent holder of the Note and to any person acquiring title to the Property through foreclosure or otherwise consistent with the terms of the Ground Lease and any recorded covenants and restrictions against the Property.

         6. Indemnification of Lender. Borrower shall indemnify and hold Lender harmless of and from any and all liability, loss, or damage that Lender may incur under the Lease or by reason of this Assignment other than such liability, loss, or damage as may be occasioned by Lender's gross negligence or willful misconduct. Such indemnification shall also cover any and all claims that may be asserted against Lender by reason of any alleged obligation to be performed by Lender under the Lease or Assignment unless Lender has taken possession or control of the Property or has succeeded to Borrower's interest under the Ground Lease. Nothing in this paragraph shall be construed to bind Lender to the performance of any Lease provisions, or to otherwise impose any liability upon Lender unless Lender has taken possession or control of the Property or has succeeded to Borrower's interest under the Ground Lease. This Assignment shall not impose liability upon Lender for the operation and maintenance of the premises or for carrying out the Lease terms before Lender has entered and taken possession of the premises. Any loss or liability incurred by Lender by reason of actual entry and taking possession under the Lease or in the defense of any claims shall, at Lender's request, be reimbursed by Borrower. Such reimbursement shall include interest at the rate of three percent (3%) per annum above Lender's Base Rate (as defined in the Note), costs, expenses, and reasonable attorneys' fees.

         7. Quality of Borrower's Title to Lease. Borrower represents itself to be the absolute owner of the leasehold interest in the Lease, with right and title to assign it consistent with the terms of the Ground Lease and upon the consent of Ground Lessor; that the Ground Lease is valid, in full force and effect, and has not been modified or amended except as stated herein; that there is no outstanding assignment or pledge thereof; that there are no existing defaults under the provisions thereof on the part of any party; and that Borrower is in possession and paying rent and other charges under the Ground Lease as provided therein. Borrower covenants not to cancel, abridge, surrender, or terminate the Ground Lease or change, alter, or modify it without the prior written consent of Lender, which shall not be unreasonably withheld or delayed. Any attempt at cancellation, surrender, termination, change, alteration, modification, assignment, or subordination of the Lease without the written consent of Lender shall be null and void.

         8. No Merger. If the Property is under any lease or any portion thereof which constitutes a part of the Property shall at any time become vested in one owner, this Assignment and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates. In addition, upon the foreclosure of the lien created by this Assignment on the Property pursuant to the provisions of this Assignment, any leases or subleases then existing and created by Borrower shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Lender or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any lease or sublease unless Lender or such purchaser shall give written notice thereof to such tenant or subtenant.

         9. Delivery of Necessary Instruments to Lender. Borrower shall execute and deliver to Lender and hereby irrevocably appoints Lender, its successors, and assigns from and after an Event of Default, as its attorney in fact to execute and deliver during the term of this Assignment, all further instruments as Lender may deem necessary to make this Assignment and any further assignment effective. The power hereby granted is coupled with an interest in the Property and is irrevocable.

         10. Lease Guaranties; Assignment of Lease; Alterations of Premises. Borrower shall not materially alter, modify, cancel or terminate any guaranties of the Lease without the written consent of Lender. Borrower shall not consent to any Lease assignment or subletting, nor agree to a subordination of the Lease to any mortgage or other encumbrance, other than that of Lender, now or hereafter affecting the Property without Lender's prior written consent which shall not be unreasonably withheld or delayed. Borrower shall not permit a material alteration of or addition to the Property without Lender's prior written consent.

         11. Borrower to Ensure Continued Performance under Lease. Borrower shall perform all of its material covenants as lessee under the Lease, including the obligation to pay rent to Ground Lessor. Lender shall promptly deliver to Borrower copies of all notices of default Borrower has received or may hereafter receive from Ground Lessor.

         12. Changes in Obligation Terms. Notwithstanding any variation of the terms of the Loan Documents, including increase or decrease in the principal amount thereof or in the rate of interest payable thereunder or any extension of time for payment thereunder or any release of part or parts of the real property subject to the Trust Deed, the Lease and the benefits hereby assigned shall continue as additional security in accordance with the terms of this Assignment.

         13. Additions to and Replacement of Obligation. Lender may take security in addition to the security already given Lender for the payment of the principal and interest provided to be paid in or by the Loan Documents or release such other security, and may release any party primarily or secondarily liable on the Loan Documents, may grant or make extensions, renewals, modifications, or indulgences with respect to the Loan Documents and replacements thereof, which replacement of the Loan Documents may be on the same or on terms different from the present terms of the Loan Documents, and may apply any other security thereof held by it to the satisfaction of the Obligation, without prejudice to any of its rights hereunder.

         14. Exercise of Lender's Rights. Lender's failure to avail itself of any of its rights under this Assignment for any period of time, or at any time or times, shall not constitute a waiver thereof. Lender's rights and remedies hereunder are cumulative, and not in lieu of, but in addition to, any other rights and remedies Lender has under the Obligation and Trust Deed. Lender's rights and remedies hereunder may be exercised as often as Lender deems expedient.

         15.  Amendment,   Modification,   or  Cancellation  of  Assignment.  No
amendment, modification, cancellation, or discharge hereof, or of any part hereof, shall be enforceable without Lender's prior written consent.

         16. Notices. All notices shall be in writing and shall be deemed to have been sufficiently given or served when personally delivered or when deposited in the United States mail, by registered or certified mail, addressed as follows:

      Lender:                            Zions First National Bank
                                         Commercial Loan Department
                                         P.O. Box 25822
                                         One South Main Street
                                         Salt Lake City, Utah 84125
                                         Attn: Michael R. Brough

      With copies to:                    Callister Nebeker & McCullough
                                         Gateway Tower East, Suite 900
                                         10 East South Temple

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

                                         Salt Lake City, Utah 84133
                                         Attn: T. Richard Davis

      Borrower:                          Evans & Sutherland Computer Corporation
                                         600 Komas Drive
                                         Salt Lake City, Utah 84108
                                         Attn: Chief Financial Officer

                                         Evans & Sutherland Computer Corporation
                                         600 Komas Drive
                                         Salt Lake City, Utah 84108
                                         Attn: Treasurer

      With copies to:                    Snell & Wilmer, L.L.P. Law Offices
                                         15 West South Temple, Suite 1200
                                         Gateway Tower West
                                         Salt Lake City, Utah 84101
                                         Attn: Brian D. Cunningham

Such addresses may be changed by notice to the other party given in the same manner provided in this Section.

         17. Binding Effect. All agreements herein shall inure to the benefit of, and bind the respective heirs, executors, administrators, successors, and assigns of Borrower and Lender.

         18. Governing Law. This Assignment shall be governed by, construed and interpreted in accordance with the laws of the State of Utah.
         19. Attorneys' Fees. In the event Lender institutes legal action against Borrower with respect to this Assignment, Lender shall be entitled to an award of reasonable attorneys' fees from Borrower. Lender shall also be entitled to collect all reasonable attorneys' fees and costs incurred with respect to any insolvency or bankruptcy action or proceeding involving Borrower.

         20. Defined Terms. Unless otherwise defined in this Assignment, capitalized terms used in this Assignment shall have the meanings set forth in the Loan Agreement.

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


         DATED: March 31, 2000.

                                BORROWER

                                EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation


                                By:   /S/ R. GAYNOR
                                      Richard J. Gaynor
                                      Vice President and Chief Financial Officer


                                LENDER

                                Zions First National Bank,
                                a national banking association



                                By:  /S/ M. BROUGH
                                     Michael R. Brough
                                     Vice President

STATE OF UTAH     )
                                            : ss.
COUNTY OF SALT LAKE        )

         The foregoing instrument was acknowledged before me this day of May, 2000, by Richard J. Gaynor, Vice President and Chief Financial Officer of Evans & Sutherland Computer Corporation, a Utah corporation.


                                  NOTARY PUBLIC

My Commission Expires:     Residing At:





STATE OF UTAH     )
                                      : ss.
COUNTY OF SALT LAKE        )

         The foregoing instrument was acknowledged before me this _____ day of May, 2000, by Michael R. Brough, Vice President of Zions First National Bank, a national banking association.


                                  NOTARY PUBLIC

My Commission Expires:     Residing At:

                                    EXHIBIT A

                            REAL PROPERTY DESCRIPTION


         The real property located in Salt Lake County, State of Utah, and more particularly described as follows:

                            [SEE ATTACHED EXHIBIT A]


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


                                    EXHIBIT B

                          DESCRIPTION OF GROUND LEASES


         1. Lease Agreement dated November 21, 1972, as amended by an Addendum to Lease Agreement dated November 21, 1972, a Second Addendum to Lease Agreement dated June 4, 1973, a Third Addendum to Lease Agreement dated December 7, 1973, and a Fourth Addendum to Lease Agreement dated September 12, 1979, all entered into between Ground Lessor, as lessor, and Mountain Co-Venture, a general partnership, as lessee, and as amended by a Fifth Addendum to Lease Agreement dated April 9, 1987 entered into between Ground Lessor, as lessor, and Borrower, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 540 to Borrower.

         2. Lease Agreement dated September 4, 1979 entered into between Ground Lessor, as lessor, and Tri Venture, a general partnership, as lessee, as amended by a First Addendum to Lease Agreement dated April 9, 1987, and a Second Addendum to Lease Agreement dated December 31, 1990, all entered into between Ground Lessor, as lessor, and Borrower, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 560 to Borrower.

         3. Lease Agreement dated November 21, 1973, as amended by a First Addendum to Lease Agreement dated May 24, 1974, a Second Addendum to Lease Agreement dated March 23, 1977, a Third Addendum to Lease Agreement dated September 12, 1979, all entered into between Ground Lessor, as lessor, and Park Enterprises, a general partnership, as lessee, and as amended by a Fourth Addendum to Lease Agreement dated April 9, 1987 entered into between Ground Lessor, as lessor, and Borrower, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 580 to Borrower.

         4. Lease Agreement dated April 9, 1987, as amended by a First Addendum to Lease Agreement dated December 31, 1990, all entered into between Ground Lessor, as lessor, and Borrower, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 600 to Borrower.

         5. Lease Agreement dated September 5, 1980 entered into between Ground Lessor, as lessor, and Black Hawk Investment Company, a general partnership, as lessee, and as amended by a First Amendment to Lease Agreement dated June 7, 1982, a Second Amendment to Lease Agreement dated September 28, 1982, a Third Addendum to Lease Agreement dated April 9, 1987, and a Fourth Addendum to Lease Agreement dated December 31, 1990, all entered into between Ground Lessor, as lessor, and Borrower, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 650 to Borrower.

         6. Lease Agreement dated April 1, 1988, as amended by a First Addendum to Lease Agreement dated December 31, 1990, all entered into between Ground Lessor, as lessor, and Borrower, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 770 to Borrower.

         7. Lease Agreement dated December 31, 1990 entered into between Ground Lessor, as lessor, and Borrower, as lessee, wherein Ground Lessor leases a portion of the Property known as Building 790 to Borrower.


                                       10